NORFOLK SOUTHERN CORPORATION

as Issuer

U.S. Bank Trust National Association

as Trustee

INDENTURE

Dated as of June 1, 2009

SENIOR DEBT SECURITIES

ARTICLE I

Definitions and Incorporation by Reference

SECTION 1.01. Definitions. 1

SECTION 1.02. Other Definitions. 8

SECTION 1.03. Incorporation by Reference of Trust Indenture Act 8

SECTION 1.04. Rules of Construction. 9

SECTION 1.05. Acts of Holders. 9

ARTICLE II

The Securities

SECTION 2.01. Amount of Securities; Issuable in Series. 10

SECTION 2.02. Form and Dating. 13

SECTION 2.03. Execution and Authentication. 14

SECTION 2.04. Registrar and Paying Agent 15

SECTION 2.05. Paying Agent To Hold Money in Trust 15

SECTION 2.06. Holder Lists. 16

SECTION 2.07. Transfer and Exchange. 16

SECTION 2.08. Replacement Securities. 17

SECTION 2.09. Outstanding Securities. 18

SECTION 2.10. Temporary Securities. 18

SECTION 2.11. Cancellation. 18

SECTION 2.12. Defaulted Interest 19

SECTION 2.13. CUSIP Numbers. 19

ARTICLE III

Redemption

SECTION 3.01. Applicability of this Article. 19

SECTION 3.02. Notices to Trustee. 19

SECTION 3.03. Selection of Securities To Be Redeemed. 20

SECTION 3.04. Notice of Redemption. 20

SECTION 3.05. Effect of Notice of Redemption. 21

SECTION 3.06. Deposit of Redemption Price. 21

SECTION 3.07. Securities Redeemed in Part 21

ARTICLE IV

Covenants

SECTION 4.01. Payment of Principal, Premium and Interest 21

SECTION 4.02. Maintenance of Office or Agency. 21

SECTION 4.03. Money for Securities Payments to Be Held in Trust 22

SECTION 4.04. Corporate Existence. 23

SECTION 4.05. Maintenance of Properties. 23

SECTION 4.06. Payment of Taxes and Other Claims. 23

SECTION 4.07. Limitations on Liens on Stock or Indebtedness of Principal Subsidiary. 24

SECTION 4.08. Limitations on Funded Debt 24

SECTION 4.09. Statement as to Compliance. 26

SECTION 4.10. Calculation of Original Issue Discount 26

ARTICLE V

Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 5.01. Company May Consolidate, Etc., Only on Certain Terms. 26

SECTION 5.02. Successor Corporation Substituted. 27

ARTICLE VI

Defaults and Remedies

SECTION 6.01. "Event of Default". 27

SECTION 6.02. Acceleration. 29

SECTION 6.03. Other Remedies. 30

SECTION 6.04. Waiver of Past Defaults. 30

SECTION 6.05. Control by Majority. 30

SECTION 6.06. Limitation on Suits. 30

SECTION 6.07. Rights of Holders to Receive Payment 31

SECTION 6.08. Collection Suit by Trustee. 31

SECTION 6.09. Trustee May File Proofs of Claim.. 31

SECTION 6.10. Priorities. 31

SECTION 6.11. Undertaking for Costs. 32

SECTION 6.12. Waiver of Stay or Extension Laws. 32

ARTICLE VII

Trustee

SECTION 7.01. Duties of Trustee. 32

SECTION 7.02. Rights of Trustee. 33

SECTION 7.03. Individual Rights of Trustee. 34

SECTION 7.04. Trustee's Disclaimer 34

SECTION 7.05. Notice of Defaults. 35

SECTION 7.06. Reports by Trustee to Holders. 35

SECTION 7.07. Compensation and Indemnity. 35

SECTION 7.08. Replacement of Trustee. 36

SECTION 7.09. Successor Trustee by Merger 37

SECTION 7.10. Eligibility; Disqualification. 37

SECTION 7.11. Preferential Collection of Claims Against Company. 37

ARTICLE VIII

Satisfaction and Discharge of Indenture

SECTION 8.01. Satisfaction and Discharge of Indenture. 38

SECTION 8.02. Application of Trust Money. 39

ARTICLE IX

Amendments, Supplemental Indentures and Waivers

SECTION 9.01. Amendments and Supplemental Indentures without Consent of Holders. 39

SECTION 9.02. Amendments and Supplemental Indentures with Consent of Holders. 40

SECTION 9.03. Compliance with Trust Indenture Act of 1939. 41

SECTION 9.04. Revocation and Effect of Consents. 41

SECTION 9.05. Notation on or Exchange of Securities. 41

SECTION 9.06. Trustee to Sign Amendments, etc. 41

ARTICLE X

Miscellaneous

SECTION 10.01. Trust Indenture Act Controls. 41

SECTION 10.02. Notices. 41

SECTION 10.03. Communication by Holders with Other Holders. 42

SECTION 10.04. Certificate and Opinion as to Conditions Precedent 42

SECTION 10.05. Statements Required in Certificate or Opinion. 43

SECTION 10.06. When Securities Disregarded. 43

SECTION 10.07. Rules by Trustee, Paying Agent and Registrar 43

SECTION 10.08. Governing Law; Waiver of Jury Trial 44

SECTION 10.09. No Recourse Against Others. 44

SECTION 10.10. Successors. 44

SECTION 10.11. Multiple Originals. 44

SECTION 10.12. Table of Contents; Headings. 44

SECTION 10.13. Force Majeure. 44

CROSS-REFERENCE TABLE

TIA                                                                                                                              Indenture

Section                                                                                                                           Section

310     (a)(1)..................................................................................................................... 7.10

           (a)(2)..................................................................................................................... 7.10

           (a)(3)..................................................................................................................... N.A.

           (a)(4)..................................................................................................................... N.A.

           (b).......................................................................................................................... 7.08;

           ............................................................................................................................... 7.10

           (c)......................................................................................................................... N.A.

311     (a).......................................................................................................................... 7.11

           (b).......................................................................................................................... 7.11

           (c)......................................................................................................................... N.A.

312     (a).......................................................................................................................... 2.06

           (b)........................................................................................................................ 10.03

           (c)........................................................................................................................ 10.03

313     (a).......................................................................................................................... 7.06

           (b)(1)..................................................................................................................... N.A.

           (b)(2)...................................................................................................................... 7.06

           (c)........................................................................................................................... 7.06;

                                                                                                                                          10.02

           (d)............................................................................................................................ 7.06

314     (a)............................................................................................................................. 4.02;

                                                                                                                                           10.02

           (b)............................................................................................................................ N.A.

           (c)(1)....................................................................................................................... 10.04

           (c)(2)....................................................................................................................... 10.04

           (c)(3)........................................................................................................................ N.A.

           (d)............................................................................................................................ N.A.

           (e)........................................................................................................................... 10.05

           (f).............................................................................................................................. 4.13

315     (a)............................................................................................................................. 7.01

           (b)............................................................................................................................. 7.05;

                                                                                                                                            10.02

           (c).............................................................................................................................. 7.01

           (d).............................................................................................................................. 7.01

           (e).............................................................................................................................. 6.11

316     (a)
           (last sentence)........................................................................................................... 10.06

           (a)(1)(A)..................................................................................................................... 6.05

           (a)(1)(B)...................................................................................................................... 6.04

           (a)(2).......................................................................................................................... N.A.

           (b)............................................................................................................................... 6.07

317     (a)(1)........................................................................................................................... 6.08

           (a)(2)........................................................................................................................... 6.09

           (b)................................................................................................................................ 2.05

318     (a)............................................................................................................................... 10.01

N.A. Means Not Applicable.

Note:  This Cross-Reference Table shall not, for any purposes, be deemed to be part of this Indenture.

INDENTURE dated as of June 1, 2009, between NORFOLK SOUTHERN CORPORATION, a Virginia corporation (the "Company"), and U.S. Bank Trust National Association, a national banking association duly organized and existing under the laws of the United States, as trustee (the "Trustee").

                        Each party agrees as follows for the benefit of the other party and, as to each series of Securities, for the equal and ratable benefit of the Holders of that series of the Company's Securities issued pursuant to this Indenture:

                                                                        ARTICLE I

                                                                  Definitions and Incorporation by Reference

                                                                    SECTION 1.01.  Definitions.

                        "Act," when used with respect to any Holder, has the meaning specified in Section 1.05.

                        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                        "Bankruptcy Law" means Title 11, United States Code or any similar federal or state law for the relief of debtors

                        "Board of Directors" means the Board of Directors of the Company or any duly authorized and constituted committee thereof.

                        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York, New York are authorized or obligated by law, regulation, executive order or governmental decree to close.

                        "Capital Lease Obligation" means any obligation arising out of any lease of property which is required to be classified and accounted for by the lessee as a capitalized lease on a balance sheet of such lessee under generally accepted accounting principles.

                        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                        "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person and, for purposes of any provision contained herein and expressly required by the TIA, each other obligor on the indenture securities.

                        "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Officer and by its Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary, and delivered to the Trustee.

                        "Consolidated Net Tangible Assets" means, at any date, the total assets appearing on the most recent consolidated balance sheet of the Company and Restricted Subsidiaries as at the end of the fiscal quarter of the Company ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles of the United States, less (i) all current liabilities (due within one year) as shown on such balance sheet, (ii) applicable reserves, (iii) investments in and advances to Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries that are consolidated on the consolidated balance sheet of the Company and its Subsidiaries, and (iv) Intangible Assets and liabilities relating thereto.

                        "Corporate Trust Office" means the principal office of the Trustee in the City of New York at which at any particular time its corporate trust business shall be administered.

                        "Corporation" means a corporation, association, company, limited liability company, joint-stock company, partnership or business trust.

                        "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                        "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                        "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company or such other party as may be designated as Depositary by the Company pursuant to Section 2.01, until a successor Depositary shall have become such pursuant to the applicable provisions hereof, and thereafter "Depositary" shall mean or include each party who is then a Depositary hereunder, and if at any time there is more than one such party, "Depositary" as used in respect of the Securities on any such series shall mean the Depositary with respect to the Securities of that series.

                        "Dollars" or "$" or any similar reference shall mean the coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

                        "Event of Default" has the meaning set forth under Section 6.01.

                        "Exchange Act" means the Securities Exchange Act of 1934.

                        "Foreign Government Securities" means, with respect to the Securities that are denominated in a currency other than Dollars, securities that are (i) direct obligations of the government that issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government (the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of such government) which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

                        "Funded Debt" means (i) any indebtedness of a Restricted Subsidiary maturing more than 12 months after the time of computation thereof, (ii) guarantees by a Restricted Subsidiary of Funded Debt or of dividends of others (except guarantees in connection with the sale or discount of accounts receivable, trade acceptances and other paper arising in the ordinary course of business), (iii) all preferred stock of such Restricted Subsidiary and (iv) all Capital Lease Obligations of a Restricted Subsidiary.

                        "Global Security" means a Security evidencing all or a part of a series of Securities, issued to the Depositary for such series in accordance with Section 2.02, and bearing the legend prescribed in Section 2.02 and the form set forth in Exhibit 1.

                        "Holder" means the Person in whose name a Security is registered in the Security Register.

                        "Indebtedness" means, at any date, without duplication, (i) all obligations for borrowed money of a Restricted Subsidiary or any other indebtedness of a Restricted Subsidiary, evidenced by bonds, debentures, notes or other similar instruments and (ii) Funded Debt, except such obligations and other indebtedness of a Restricted Subsidiary and Funded Debt, if any, incurred as part of a Securitization Transaction.

                        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                        "Intangible Assets" means at any date, the value (net of any applicable reserves) as shown on or reflected in the most recent consolidated balance sheet of the Company and the Restricted Subsidiaries as at the end of the fiscal quarter of the Company ending not more than 135 days prior to such date, prepared in accordance with generally accepted accounting principles in the United States, of: (i) all trade names, trademarks, licenses, patents, copyrights, service marks, goodwill and other like intangibles; (ii) organizational and development costs; (iii) deferred charges (other than prepaid items, such as insurance, taxes, interest, commissions, rents, deferred interest waiver, compensation and similar items and tangible assets being amortized); and (iv) unamortized debt discount and expense, less unamortized premium.

                        "Liens" means such pledges, mortgages, security interests and other liens, including purchase money liens, on property of the Company or any Restricted Subsidiary which secure Funded Debt.

                        "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, request for repayment or otherwise.

                        "Obligation" means any indebtedness for money borrowed or indebtedness evidenced by a bond, note, debenture or other evidence of indebtedness.

                        "Officer" means the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Assistant Treasurer, the Secretary or the Assistant Secretary of the Company.

                        "Officers' Certificate" means a certificate signed by two Officers of the Company, at least one of whom shall be the principal executive officer or principal financial officer of the Company, and delivered to the Trustee.

                        "OID Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.02.

                        "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee.  The counsel may be an employee of or counsel to the Company.

                        "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                        (i)         Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                        (ii)        Securities for whose payment or redemption money, U.S. Government Obligations or Foreign Government Securities as contemplated by Section 8.01 in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                        (iii)       Securities which have been paid pursuant to Section 2.07 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02, (b) the principal amount of a Security denominated in a foreign currency or currencies shall be the Dollar equivalent, determined by the company and set forth in an Officers' Certificate on the date of original issuance of such Security, of the principal amount (or, in the case of an OID Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (a) above) of such Security, and (c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                        "Person" means any individual, corporation, company (including any limited liability company), association, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                        "Place of Payment," when used with respect to the Securities, means the place or places where the principal of (and premium, if any) and interest on the Securities are payable.

                        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                        "Principal Subsidiary" means Norfolk Southern Railway Company.

                        "Purchase Money Lien" means any mortgage, pledge, lien, encumbrance, charge or security interest of any kind upon any indebtedness of any Principal Subsidiary acquired after the date any Securities are first issued if such Purchase Money Lien is for the purpose of financing, and does not exceed, the cost to the Company or any Subsidiary of acquiring the indebtedness of such Principal Subsidiary and such financing is effected concurrently with, or within 180 days after, the date of such acquisition.

                        "Receivables" mean any right of payment from or on behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising, either directly or indirectly, from the financing by the Company or any Subsidiary of the Company of property or services, monies due thereunder, security interests in the property and services financed thereby and any and all other related rights.

                        "Responsible Officer," when used with respect to the Trustee, means any vice president,  any assistant vice president, any trust officer or assistant trust officer or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performance by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject, and who shall have direct responsibility for the administration of this Indenture.

                        "Restricted Subsidiary" means each Subsidiary of the Company other than Securitization Subsidiaries and Subsidiaries of Securitization Subsidiaries.

                        "Secured Debt" means indebtedness for money borrowed which is secured by a mortgage, pledge, lien, security interest or encumbrance on property of the Company or any Restricted Subsidiary, but shall not include guarantees arising in connection with the sale, discount, guarantee or pledge of notes, chattel mortgages, leases, accounts receivable, trade acceptances and other paper arising, in the ordinary course of business, out of installment or conditional sales to or by, or transactions involving title retention with, distributors, dealers or other customers, of merchandise, equipment or services.

                        "Securities Act" means the Securities Act of 1933.

                        "Securitization Subsidiary" means a Subsidiary of the Company (i) which is formed for the purpose of effecting one or more Securitization Transactions and engaging in other activities reasonably related thereto and (ii) as to which no portion of the Indebtedness or any other obligations (a) is guaranteed by any Restricted Subsidiary, or (b) subjects any property or assets of any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to any lien, other than pursuant to representations, warranties and covenants (including those related to servicing) entered into in the ordinary course of business in connection with a Securitization Transaction and inter-company notes and other forms of capital or credit support relating to the transfer or sale of Receivables or asset-backed securities to such Securitization Subsidiary and customarily necessary or desirable in connection with such transactions.

                        "Securitization Transaction" means any transaction or series of transactions that have been or may be entered into by the Company or any of its Subsidiaries in connection with or reasonably related to a transaction or series of transactions in which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to (i) a Securitization Subsidiary or (ii) any other Person, or may grant a security interest in, any Receivables or asset-backed securities or interest therein (whether such Receivables or securities are then existing or arising in the future) of the Company or any of its Subsidiaries, and any assets related thereto, including, without limitation, all security interests in the property or services financed thereby, the proceeds of such Receivables or asset-backed securities and any other assets which are sold in respect of which security interests are granted in connection with securitization transactions involving such assets.

                        "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1‑02 under Regulation S‑X promulgated by the Commission.

                        "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Company or any Subsidiary of the Company which are customary in an accounts receivable securitization transaction involving a comparable company.

                        "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

                        "Subsidiary" means, in respect of any Person, any corporation, company (including any limited liability company), association, partnership, joint venture or other business entity of which a majority of the total voting power of the Voting Stock is at the time owned or controlled, directly or indirectly, by:

                        (a) such Person;

                        (b) such Person and one or more Subsidiaries of such Person; or

                        (c) one or more Subsidiaries of such Person.

                        "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 9.05; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                        "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                        "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

                        "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government' obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

                        "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                        "Voting Stock" of any specified "person" (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

                        "Wholly Owned Subsidiary" means, in respect of any Person, a Subsidiary with respect to which such Person owns, directly or indirectly, all of the Voting Stock.  Unless otherwise required by the context, Wholly Owned Subsidiary shall refer to a Wholly Owned Subsidiary of the Company.

                                                                    SECTION 1.02.  Other Definitions.

Term	Defined in Section
"Paying Agent"............................................................................	2.04
"Registrar"..................................................................................	2.04

                                                                    SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.  This Indenture is subject to the mandatory provisions of the TIA, which are incorporated by reference in and made a part of this Indenture.  The following TIA terms have the following meanings:

                        "Commission" means the SEC.

                        "indenture securities" means the Securities.

                        "indenture security holder" means a Holder.

                        "indenture to be qualified" means this Indenture.

                        "indenture trustee" or "institutional trustee" means the Trustee.

                        "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

                        All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                                                                    SECTION 1.04.  Rules of Construction.  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                                (1) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular;

                                (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                                (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                                (4) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                                (5) headings are for convenience of reference only and do not affect interpretation.

                                                                    SECTION 1.05.  Acts of Holders.  (a)  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided is this Section.

                                (b)        The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                                (c)        At any time, the ownership of Securities shall be proved by the Registrar.

                                (d)        Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.]

                                                                                 ARTICLE II

                                                                                 The Securities

                                                                    SECTION 2.01.  Amount of Securities; Issuable in Series.  The principal amount of Securities that may be authenticated and delivered and outstanding under this Indenture is not limited. The Securities may be issued in a total principal amount up to that authorized from time to time by or pursuant to relevant Board Resolutions or established in one or more indentures supplemental hereto.

                The Securities may be issued in one or more series, each of which shall be issued pursuant to a Board Resolution, or established in one or more indentures supplemental hereto, which shall specify:

                        (a)        the title of the Securities of that series (which shall distinguish the Securities of that series from Securities of all other series);

                        (b)        any limit on the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, in exchange for or in lieu of other Securities of that series pursuant to Section 2.07, 2.08 or 3.06);

                        (c)        the date or dates (or manner of determining the same) on which the principal of the Securities of that series is payable;

                        (d)        the rate or rates, or the method to be used in ascertaining the rate or rates (which may be fixed or variable), at which the Securities of that series shall bear interest (if any), the basis upon which interest shall be calculated if other than that of a 360-day year of 12 30-day months, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record date for the interest payable on any interest payment date;

                        (e)        if the trustee of that series is other than the Trustee initially named in this Indenture or any successor thereto, the trustee of that series;

                        (f)        the place or places where the principal of and interest, if any, on Securities of that series shall be payable;

                        (g)         the period or periods within which, the price or prices at which and the terms and conditions on which Securities of that series may be redeemed, in whole or in part, at the option of the Company;

                        (h)        the obligation, if any, of the Company to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of Holders of Securities of that series, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                        (i)        if denominated in U.S. dollars, and in denominations other than denominations of $1,000 and any multiple of $1,000, the denominations in which Securities of that series shall be issuable;

                        (j)         if denominated in other than U.S. dollars, the currency or currencies, including composite currencies, in which the Securities of that series are denominated, and the denominations in which Securities of that series shall be issuable;

                        (k)         if other than the currency in which the Securities of that series are denominated, the currency or currencies, including composite currencies, in which payment of the principal of and interest, if any, on Securities of that series shall be payable;

                        (l)        if the amount of payments of the principal of and interest, if any, on the Securities of that series may be determined with reference to an index based on a currency or currencies other than that in which the Securities of that series are denominated, the manner in which such amounts shall be determined;

                        (m)         if other than the full principal amount, the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the maturity pursuant to Section 6.02;

                        (n)       if convertible into Securities of another series, or shares of capital stock of the Company, the terms upon which the Securities of that series will be convertible into Securities of such other series or shares of capital stock of the Company;

                        (o)        the right, if any, of the Company to redeem all or any part of the Securities of that series before maturity and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series may be redeemed;

                        (p)        the provisions, if any, restricting defeasance of the Securities of that series;

                        (q)        if other than or in addition to the events specified in Section 6.01, events of default with respect to the Securities of that series;

                        (r)        if the Securities of that series are to be issued in whole or in part in the form of one or more Global Securities, the Depositary for such Global Security or Global Securities and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.07, and any other terms of the series relating to the global nature of the Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof or interest, if any, thereon;

                        (s)        any covenants or other restrictions on the Company's operations;

                        (t)        conditions to any merger or consolidation;

                        (u)         any other terms of or relating to the Securities of that series; and

                        (v)        the form of any notice to be delivered to the Trustee with respect to any such Security.

                All Securities of any particular series shall be identical as to currency of denomination and otherwise shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the relevant Board Resolution or Resolutions or indentures supplemental hereto. All Securities of any particular series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of that series, unless otherwise specified in Board Resolutions or one or more indentures supplemental hereto.

                The Trustee need not authenticate the Securities in any series if their terms impose on the Trustee duties in addition to those imposed on the Trustee by this Indenture. If the Trustee does authenticate any such Securities, the authentication will evidence the Trustee's agreement to comply with any such additional duties.

                Each Depositary for a Global Security in registered form shall, if required, at the time of its designation and at all times while it serves as a Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

                                                                    SECTION 2.02.  Form and Dating. The Securities shall be issued substantially in the form or forms (including global form) as shall be established by or pursuant to a Board Resolution or Resolutions or any indenture supplemental hereto, in each case with such appropriate insertions, omissions, substitutions or other variations as are required or permitted by this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

                Notwithstanding the foregoing, if any Securint of Securities outstanding under the series from time to time endorsed thereon and also may provide that the aggregate amount of Securities outstanding ereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount of Securities outstanding under the series represented thereby shall be made by the Trustee in accordance with the instructions of the Company and in such manner as shall be specified on such Global Security. Any instructions by the Company with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 10.04.

                Before the first delivery of a Security of any series to the Trustee for authentication, the Company shall deliver to the Trustee the following:

                        the Board Resolution by or pursuant to which the forms and terms of the Security have been approved;

                        an Officers' Certificate of the Company dated the date of delivery stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in that series have been complied with and directing the Trustee to authenticate and deliver the Securities to or upon written order of the Company; and

                        an Opinion of Counsel stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities of that series have been complied with, the form and terms of the series have been established by or pursuant to a Board Resolution or Resolutions in conformity with this Indenture, and that Securities in such form when completed by appropriate insertions and executed by the Company and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors and sold in the manner specified in such Opinion of Counsel will be the legal, valid and binding obligations of the Company entitled to the benefits of this Indenture, subject to applicable bankruptcy, reorganization, insolvency and other similar laws generally affecting creditors rights and to general equity principles, and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of Securities of that series or that are customarily included in similar opinions by lawyers experienced in such matters.

                Notwithstanding the foregoing, if the Company shall establish pursuant to Section 2.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section, Section 2.02 and the authentication order of the Company with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that shall (a) represent and be denominated in an aggregate amount equal to the aggregate principal amount of the Securities of such series to be represented by one or more Global Securities, (b) be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary, (c) be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction, and (d) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee to a successor Depositary or a nominee of any successor Depositary."

                                                                    SECTION 2.03.  Execution and Authentication.  (a)  An Officer (and for purposes of this Section 2.03, the term Officer shall include any Vice President of the Company authorized by the Board of Directors) shall sign the Securities for the Company by manual or facsimile signature.

                        (b)        If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                        (c)        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, and the Trustee in accordance with such written order of the Company shall authenticate and deliver such Securities.  Other than in the case of the Original Securities, such written order of the Company for the authentication and delivery of such Securities shall be in the form of an Officers' Certificate.

                        (d)        A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security.  The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                        (e)        The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities.  Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so.  Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.  An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

                                                                    SECTION 2.04.  Registrar and Paying Agent.  (a)  The Company shall maintain an office or agency in the City of New York where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency in the City of New York where Securities may be presented for payment (the "Paying Agent").  The Registrar shall keep a register of the Securities and of their transfer and exchange.  The Company may have one or more co‑registrars and one or more additional paying agents.  The term "Paying Agent" includes any additional paying agent.

                        (b)        The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA.  Such agreement shall implement the provisions of this Indenture that relate to such agent.  The Company shall notify the Trustee in writing of the name and address of any such agent.  If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07.  The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co‑registrar or transfer agent.

                        (c)        The Company hereby appoints the Trustee as initial Registrar and initial Paying Agent in connection with the Securities.

                                                                    SECTION 2.05.  Paying Agent To Hold Money in Trust.  Prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due.  The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment.  If the Company or a Wholly Owned Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund.  The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent.  Upon complying with this Section 2.05, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                                                                    SECTION 2.06.  Holder Lists.  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders.  If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

                                                                    SECTION 2.07.  Transfer and Exchange.  Where a Security (other than a Global Security except as set forth herein) is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested. Where Securities (other than a Global Security except as set forth herein) of any series are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations of the same series with identical terms as the Securities exchanged, the Registrar shall make the exchange as requested if the same requirements are met. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.10 or 3.06 not involving any transfer. The Company shall not be required to make transfers or exchanges of Securities of any series for a period of 15 days before the mailing of a notice of redemption of Securities of the same series to be redeemed or before an interest payment.

                Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                None of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 2.01, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.01 shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of an order of the Company for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of an order of the Company for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                If specified by the Company pursuant to Section 2.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for the Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver:

                                (a) to each party specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such party in aggregate principal amount equal to and in exchange for such party's beneficial interest in the Global Security; and

                                (b) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                Upon the exchange of the Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 2.07 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the parties in whose names such Securities are so registered.

                                                                    SECTION 2.08.  Replacement Securities.

                        (a)  If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee.  Such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co‑registrar from any loss which any of them may suffer if a Security is replaced.  The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

                        (b)        Every replacement Security is an additional obligation of the Company.

                                                                    SECTION 2.09.  Outstanding Securities.

                        (a)  Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.09 as not outstanding.  A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                        (b)        If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

                        (c)        If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

                                                                    SECTION 2.10.  Temporary Securities.  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities.  Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities.  Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

                                                                    SECTION 2.11.  Cancellation.  The Company at any time may deliver Securities to the Trustee for cancellation.  The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment.  The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and will dispose of all cancelled Securities in accordance with its customary procedures unless the Company directs the Trustee to deliver canceled Securities to the Company.  The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

                                                                    SECTION 2.12.  Defaulted Interest.  If the Company defaults in a payment of interest on the Securities, the Company shall pay the defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner.  The Company may pay the defaulted interest to the persons who are Holders on a subsequent special record date.  The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                                                                    SECTION 2.13.  CUSIP Numbers.  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that neither the Company nor the Trustee shall have any responsibility for any defect in the "CUSIP" number that appears on any Security, check, advice of payment or redemption notice, and any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number(s).

                                                                                    ARTICLE III

                                                                                      Redemption

                                                                    SECTION 3.01.  Applicability of this Article.  Securities of any series that are redeemable prior to their maturity shall be redeemable in accordance with their terms (except as otherwise specified in this Indenture for Securities of any series) and in accordance with this Article III.

                                                                    SECTION 3.02.  Notices to Trustee.  If the Company wants to redeem any Securities, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed in accordance with the terms of the Securities. If the redemption is of less than all the outstanding Securities of a series, the Company shall furnish to the Trustee a written statement signed by an Officer of the Company stating that with respect to that series there exists no Event of Default and no circumstance which, after notice or the passage of time or both, would constitute an Event of Default. The Company shall give the notice provided for in this Section 3.02 at least 45 days before the redemption date unless the Trustee consents to a shorter period.  Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption will comply with the conditions herein.

                                                                    SECTION 3.03.  Selection of Securities To Be Redeemed.  If fewer than all the Securities of a series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances.  The Trustee shall make the selection from outstanding Securities of such series not previously called for redemption.  The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $2,000.  Securities and portions of them the Trustee selects shall be in amounts of $2,000 or a whole multiple of $1,000.  Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.  The Trustee shall notify the Company promptly of the Securities or portions of Securities  of such series to be redeemed.

                                                                    SECTION 3.04.  Notice of Redemption.  (a)  At least 30 days but not more than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.  The notice shall identify the Securities (including CUSIP number(s)) to be redeemed and shall state:

                                (1) the redemption date;

                                (2) the redemption price;

                                (3) the name and address of the Paying Agent;

                                (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                                (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

                                (6) that, unless the Company defaults in making such redemption payment, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date, and the only remaining right of the Holders is to receive payment of the redemption price upon surrender to the Paying Agent; and

                                (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

                        (b)        At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.  In such event, the Company shall provide the Trustee with the information required by this Section 3.03 at least 45 days before the redemption date.

                                                                    SECTION 3.05.  Effect of Notice of Redemption.  Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice.  Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date that is on or prior to the date of redemption).  Failure to give notice of any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

                                                                    SECTION 3.06.  Deposit of Redemption Price.  Prior to or by 10:00 a.m., New York City time on the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Wholly Owned Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest, if any (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date that is on or prior to the date of redemption), on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption that have been delivered by the Company to the Trustee for cancellation.

                                                                    SECTION 3.07.  Securities Redeemed in Part.  Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                                                                  ARTICLE IV

                                                                                    Covenants

                                                                    SECTION 4.01.  Payment of Principal, Premium and Interest.  The Company covenants and agrees for the benefit of the Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                                                                    SECTION 4.02.  Maintenance of Office or Agency.

                        (a)  The Company will maintain or cause to be maintained in each Place of Payment for the Securities an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, and the Company hereby initially appoints the Corporate Trust Office of the Trustee as its agent to receive all such presentations, surrenders, notices and demands. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                        (b)        The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for the Securities for such purposes.  The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                                                                    SECTION 4.03.  Money for Securities Payments to Be Held in Trust.

                        (a)  If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                        (b)        Whenever the Company shall have one or more Paying Agents for the Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                        (c)        The Company will cause each Paying Agent for the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                                (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                                (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest on the Securities; and

                                (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                        (d)        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                        (e)        Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

                                                                    SECTION 4.04.  Corporate Existence.  Subject to Article V, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and the rights (charter and statutory) and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise or to retain any Subsidiary if the Company shall determine that the preservation or retention thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

                                                                    SECTION 4.05.  Maintenance of Properties.  The Company will cause all properties deemed by the Company to be necessary and useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in such condition, repair and working order and supplied with such equipment and will cause to be made such repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary or appropriate in the performance of its business, provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company or of the Subsidiary concerned, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                                                                    SECTION 4.06.  Payment of Taxes and Other Claims.  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, and, in each case, only if the failure to pay or discharge could be disadvantageous in any material respect to the Holders (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings or otherwise and the Company shall have set aside on its books adequate reserves with respect thereto (if and to the extent required by generally accepted accounting principles).

                                                                    SECTION 4.07.  Limitations on Liens on Stock or Indebtedness of Principal Subsidiary.  For so long as any Securities issued pursuant to this Indenture are Outstanding, the Company will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to exist any mortgage, pledge, lien, encumbrance, charge or security interest of any kind, other than a Purchase Money Lien, upon any stock or indebtedness, whether owned on the date any Securities are first issued or thereafter acquired, of any Principal Subsidiary, to secure any Obligation (other than the Securities) of the Company, any Subsidiary or any other person, without in any such case making effective provision whereby all of the outstanding Securities shall be directly secured equally and ratably with such Obligation.  This Section shall not (i) apply to any mortgage, pledge, lien, encumbrance, charge or security interest on any stock or indebtedness of a corporation existing at the time such corporation becomes a Subsidiary, (ii) restrict any other property of the Company or its Subsidiaries or (iii) restrict the sale by the Company or any Subsidiary of any stock or indebtedness of any Subsidiary.

                                                                    SECTION 4.08.  Limitations on Funded Debt.  (a)  For so long as any Securities issued pursuant to this Indenture are Outstanding, the Company will not permit any Restricted Subsidiary to incur, issue, guarantee or create any Funded Debt unless, after giving effect thereto, the sum of the aggregate amount of all outstanding Funded Debt of the Restricted Subsidiaries would not exceed an amount equal to 15% of Consolidated Net Tangible Assets.

                        (b)        This Section shall not apply to, and there shall be excluded from Funded Debt in any computation pursuant hereto, Funded Debt secured by: (i) Liens on real or physical property of any corporation existing at the time such corporation becomes a Subsidiary; (ii) Liens on real or physical property existing at the time of acquisition thereof incurred within 180 days of the time of acquisition thereof (including, without limitation, acquisition through merger or consolidation) by the Company or any Restricted Subsidiary; (iii) Liens on real or physical property thereafter acquired (or constructed) by the Company or any Restricted Subsidiary and created prior to, at the time of, or within 270 days after such acquisition (including, without limitation, acquisition through merger or consolidation) (or the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of all or any part of the purchase price (or the construction price) thereof; (iv) Liens in favor of the Company or any Restricted Subsidiary; (v) Liens in favor of the United States of America, any State thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure partial, progress, advance or other payments pursuant to any contract or the provisions of any statute, (vi) Liens incurred or assumed in connection with the issuance of revenue bonds the interest on which is exempt from federal income taxation pursuant to Section 103(b) of the Internal Revenue Code of 1986, as amended; (vii) Liens securing the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money, the obtaining of advances or credit or the securing of Funded Debt, if made and continuing in the ordinary course of business; (viii) Liens incurred (no matter when created) in connection with the Company or a Restricted Subsidiary engaging in a leveraged or single-investor lease transaction; provided, however, that the instrument creating or evidencing any borrowings secured by such Lien will provide that such borrowings are payable solely out of the income and proceeds of the property subject to such Lien and are not a general obligation of the Company or such Restricted Subsidiary; (ix) Liens under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or deposits to secure public or statutory obligations of the Company or any Restricted Subsidiary, or deposits of cash or obligations of the United States of America to secure surety, repletion and appeal bonds to which the Company or any Restricted Subsidiary is a party or in lieu of such bonds, or pledges or deposits for similar purposes in the ordinary course of business, or Liens imposed by law, such as laborers' or other employees', carriers', warehousemen's, mechanics', materialmen's and vendors' Liens and Liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary at the time shall be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review, or Liens for taxes not yet subject to penalties for nonpayment or the amount or validity of which is being in good faith contested by appropriate proceedings by the Company or any Restricted Subsidiary, as the case may be, or minor survey exceptions, minor encumbrances, easement or reservations of, or rights of others for, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions or Liens on the use of real properties which Liens, exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Company, in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of the Company and its Restricted Subsidiaries; (x) Liens incurred to finance construction, alteration or repair of any real or physical property and improvements thereto prior to or within 270 days after completion of such construction, alteration or repair; (xi) Liens incurred (no matter when created) in connection with a Securitization Transaction; (xii) Liens on property (or any Receivable arising in connection with the lease thereof) acquired by the Company or a Restricted Subsidiary through repossession, foreclosure or like proceeding and existing at the time of the repossession, foreclosure, or like proceeding; (xiii) Liens on deposits of the Company or a Restricted Subsidiary with banks (in the aggregate, not exceeding $50 million), in accordance with customary banking practice, in connection with the providing by the Company or a Restricted Subsidiary of financial accommodations to any person in the ordinary course of business; or (xiv) any extension, renewal, refunding or replacement of the foregoing.

                                                                    SECTION 4.09.  Statement as to Compliance.  The Company will deliver to the Trustee, by May 1 of each year, a written statement, signed by the principal executive officer, principal financial officer or principal accounting officer of the Company and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, stating, as to each signer thereof, that

                        (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                        (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

                                                                    SECTION 4.10.  Calculation of Original Issue Discount.  The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount, if any, of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                                                                    ARTICLE V

                                                          Consolidation, Merger, Conveyance, Transfer or Lease

                                                                    SECTION 5.01.  Company May Consolidate, Etc., Only on Certain Terms.  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

                        (1)        in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                        (2)        immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                        (3)        the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                                                    SECTION 5.02.  Successor Corporation Substituted.  Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 5.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved.

                                                                                    ARTICLE VI

                                                                                Defaults and Remedies

                                                                    SECTION 6.01.  "Event of Default" wherever used herein with respect to a Security, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                        (1)        default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                        (2)        default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                        (3)        default by the Company in its failure to comply with any of its other agreements in the Securities of that series or this Indenture for the benefit of that series and the default continues for the period and after the notice specified in this Section; or

                        (4)        a default under any bond, debenture, note or other evidence of indebtedness for money borrowed or guaranteed by the Company or any Significant Subsidiary or under any mortgage, indenture, equipment trust agreement or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed or guaranteed by the Company or any Significant Subsidiary (including this Indenture and including indebtedness in respect of capitalized lease obligations), whether such indebtedness now exists or shall hereafter be created, which, together with all other such defaults, shall have resulted in such indebtedness, in an aggregate principal amount exceeding $100,000,000, becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having discharged, or such acceleration having been rescinded or annulled, or a sum of money sufficient to discharge in full such indebtedness is not deposited in trust, within the period and after the notice specified in this Section; or

                        (5)        the Company pursuant to or within the meaning of any Bankruptcy Law: commences a voluntary case; consents to the entry of an order for relief against it in an involuntary case; consents to the appointment of a Custodian of it or for all or substantially all of its property or makes a general assignment for the benefit of its creditors; or

                        (6)        a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: is for relief against the Company in an involuntary case; appoints a Custodian of the Company or for all or substantially all of the property of the Company; or orders the winding up or liquidation of the Company and the order or decree remains unstayed and in effect for 60 days; or

                        (7)        there occurs any other event specifically described as an Event of Default by the Securities of that series.

                A default under clause (3) or clause (4) is not an Event of Default with respect to a series of Securities until the Trustee or the Holders of at least 25% in principal amount of the Securities of that series notify the Company of the default and the Company does not cure the default: (i) within 90 days after receipt of the notice in the case of clause (3) or (ii) within 10 days after receipt of the notice in the case of clause (4). The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." Subject to Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any default, or of the delivery to the Company of a notice of default by any Holder, unless written notice thereof shall have been given to the Trustee by the Company, the Paying Agent, the Holder of a Security or an agent of such Holder.

                                                                    SECTION 6.02.  Acceleration.  (a)  If an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount (or, if the Securities are OID Securities, such portion of the principal amount as may be specified in the terms of the Securities) of all of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                        (b)        At any time after such a declaration of acceleration with respect to the Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                                (1)        the Company has paid or deposited with the Trustee a sum sufficient to pay

                                        (A)             all defaulted interest on all Securities in accordance with Section 2.12,

                                        (B)             the principal of (and premium, if any, on) any of the Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in the Securities,

                                        (C)             to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                                        (D)             all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                                (2)        all Events of Default with respect to the Securities, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.04.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

                                                                    SECTION 6.03.  Other Remedies.  (a)  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                        (b)        The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.  A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default.  No remedy is exclusive of any other remedy.  All available remedies are cumulative.

                                                                    SECTION 6.04.  Waiver of Past Defaults.  The Holders of a majority in aggregate principal amount of the Securities then Outstanding by notice to the Trustee may waive an existing Default and its consequences except (i) a Default in the payment of the principal of, premium, if any, or interest on a Security or (ii) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Holder of the Securities.  When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

                                                                    SECTION 6.05.  Control by Majority.  The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Securities.  However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

                                                                    SECTION 6.06.  Limitation on Suits.  (a)  A Holder of a Security may not pursue any remedy with respect to this Indenture or the Securities unless:

                                (1) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default;

                                (2) the Holders of at least 25% in aggregate principal amount of the Securities then outstanding shall have made a written request, and such Holder or Holders shall have offered indemnity satisfactory to the Trustee, to the Trustee to pursue a remedy; and

                                (3) the Trustee has failed to institute such proceeding and has not received from the Holders of at least a majority in aggregate principal amount of the Securities outstanding a direction inconsistent with such request, within 60 days after such notice, request and offer.

                        (b)        The foregoing limitations on the pursuit of remedies by a Holder shall not apply to a suit instituted by a Holder for the enforcement of payment of the principal of or interest on such Security on or after the applicable due date specified in such Security. A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders).

                                                                    SECTION 6.07.  Rights of Holders to Receive Payment.  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                                                                    SECTION 6.08.  Collection Suit by Trustee.  If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

                                                                    SECTION 6.09.  Trustee May File Proofs of Claim.  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

                                                                    SECTION 6.10.  Priorities.  (a)  If the Trustee collects any money or property pursuant to this Article VI, it shall pay out the money or property in the following order:

                        FIRST:  to the Trustee for amounts due under Section 7.07;

                        SECOND:  to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                        THIRD:  to the Company.

                        (b)        The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.  At least 15 days before such record date, the Company shall mail to each Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.

                                                                    SECTION 6.11.  Undertaking for Costs.  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.  This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in aggregate principal amount of the Securities.

                                                                    SECTION 6.12.  Waiver of Stay or Extension Laws.  The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                                                                    ARTICLE VII

                                                                                          Trustee

                                                                    SECTION 7.01.  Duties of Trustee.  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                        (b)        Except during the continuance of an Event of Default:

                                (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.  However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                        (c)        The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                                (1) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

                                (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                                (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                        (d)        Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

                        (e)        The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

                        (f)         Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                        (g)        No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

                        (h)        Every provision of this Indenture relating to the conduct, affecting the liability of, or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA; the provisions of this Article VII shall apply to the Trustee in its role as Registrar, Paying Agent and Securities Custodian.

                        (i)         The Trustee shall not be deemed to have notice of a Default or an Event of Default unless (a) the Trustee has received written notice thereof from the Company or any Holder, or (b) a Responsible Officer shall have actual knowledge thereof.

                                                                    SECTION 7.02.  Rights of Trustee.  The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person.  The Trustee need not investigate any fact or matter stated in the document.  The Trustee may, however, in its discretion make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

                        (a)        Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel.  The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or an Opinion of Counsel.

                        (b)        The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care and with the consent of the Company, which consent shall not be unreasonably withheld.

                        (c)        The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful misconduct or negligence.

                        (d)        The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                        (e)        The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

                        (f)         In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                        (g)        The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                        (h)        The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

                                                                    SECTION 7.03.  Individual Rights of Trustee.  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.  Any Paying Agent, Registrar or co-registrar may do the same with like rights.  However, the Trustee must comply with Sections 7.10 and 7.11.

                                                                    SECTION 7.04.  Trustee's Disclaimer.  The Trustee shall not be responsible for and makes no representation as to the validity, priority or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

                                                                    SECTION 7.05.  Notice of Defaults.  If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder notice of the Default or Event of Default within 30 days after it is known to a Responsible Officer or written notice of it is received by the Trustee.  Except in the case of a Default or Event of Default in payment of principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

                                                                    SECTION 7.06.  Reports by Trustee to Holders.  (a)  Within 60 days after May 15 of each year beginning with May 15, 2009, the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with TIA § 313(a), if and to the extent required by such subsection.  The Trustee shall also comply with TIA § 313(b).

                        (b)        A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange (if any) on which the Securities are listed.  The Company agrees to notify promptly the Trustee in writing whenever the Securities become listed on any stock exchange and of any delisting thereof.

                                                                    SECTION 7.07.  Compensation and Indemnity.  (a)  The Company shall pay to the Trustee from time to time such compensation for its services as shall be agreed in writing between the Company and the Trustee.  The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.  The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services.  Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts.  The Company shall indemnify the Trustee against any and all loss, liability, damages, claim or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the acceptance and administration of this trust and the performance of its duties hereunder.  The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder unless the Company has been prejudiced thereby.  The Company shall defend the claim, and the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel.  The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.  The Company need not pay for any settlement made by the Trustee without the Company's consent, such consent not to be unreasonably withheld.  All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its officers, directors, employees, agents, successors and assigns.

                        (b)        To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

                        (c)        The Company's payment obligations pursuant to this Section 7.07 shall survive the resignation or removal of the Trustee and the discharge of this Indenture.  When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(4) or (5) with respect to the Company, the expenses are intended to constitute expenses of administration under Title 11, United States Code, or any similar federal or state law for the relief of debtors.

                                                                    SECTION 7.08.  Replacement of Trustee.  (a)  The Trustee may resign at any time by so notifying the Company.  The Holders of a majority in aggregate principal amount of the Securities the outstanding may remove the Trustee by an Act so notifying the Trustee and may appoint a successor Trustee, provided that so long as no Default or Event of Default has occurred and is continuing, the Company shall have the right to consent to the successor Trustee, such consent not to be unreasonably withheld.  The Company shall remove the Trustee if:

                                (1) the Trustee fails to comply with Section 7.10;

                                (2) the Trustee is adjudged bankrupt or insolvent;

                                (3) a receiver or other public officer takes charge of the Trustee or its property; or

                                (4) the Trustee otherwise becomes incapable of acting.

                        (b)        If the Trustee resigns or is removed by the Company or by the Holders of a majority in aggregate principal amount of the Securities then outstanding, and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                        (c)        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company.  Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture.  The successor Trustee shall mail a notice of its succession to Holders.  The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

                        (d)        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in aggregate principal amount of the Securities then outstanding may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                        (e)        If the Trustee fails to comply with Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                        (f)         Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

                                                                    SECTION 7.09.  Successor Trustee by Merger.  (a)  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee.

                        (b)        In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any such successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

                                                                    SECTION 7.10.  Eligibility; Disqualification.  The Trustee shall at all times satisfy the requirements of TIA § 310(a).  The Trustee shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000 as set forth in its (or its related bank holding company's) most recent published annual report of condition.  The Trustee shall comply with TIA § 310(b), subject to the penultimate paragraph thereof; provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.

                                                                    SECTION 7.11.  Preferential Collection of Claims Against Company.  The Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b).  A Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

                                                                                    ARTICLE VIII

                                                                    Satisfaction and Discharge of Indenture

                                                                    SECTION 8.01.  Satisfaction and Discharge of Indenture.  (a)  This Indenture shall upon Company Request cease to be of further effect as to all Outstanding Securities of a series or all Outstanding Securities of a series, as the case may be (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                                (1) either:

                                        (A) all Outstanding Securities of a series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Securities of a series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 3.05) have been delivered to the Trustee for cancellation; or

                                        (B) the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust (i) money (either in Dollars or such other currency in which the Securities may be payable) in an amount or, (ii) U.S. Government Obligations or, in the case of Securities denominated in a currency other than Dollars, Foreign Government Securities which through the payment of principal and interest thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, under the Securities, money in an amount or (iii) a combination of (i) and (ii) sufficient in the opinion of the Company's independent certified public accountants expressed in a written certification thereof delivered to the Trustee, without consideration of any reinvestment of such interest, to pay and discharge the entire indebtedness on all Outstanding Securities of a series, as the case may be, not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities of a series which have become due and payable) or to the Stated Maturity or redemption date, as the case may be;

                                (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of a series, as the case may be;

                                (3) the Company has delivered to the Trustee an Opinion of Counsel, reasonably satisfactory to the Trustee, to effect that, based on federal income tax laws then in effect, the Holders of the Securities of a series, as the case may be, will not recognize additional income, gain or loss on the Securities of such series, as the case may be, for federal income tax purposes as a result of the Company's exercise of its option under this Section 8.01 and such funds shall be subject to federal income tax in the same amounts and at the same times as would have been the case if such option had not been exercised; and

                                (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of a series have been complied with.

                        (b)        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07 and, if money, U.S. Government Obligations and/or Foreign Government Securities shall have been deposited with the Trustee pursuant to subclause (ii) of clause (1) of this Section, the obligations of the Trustee under Section 8.02 and the last paragraph of Section 4.03 shall survive.

                                                                    SECTION 8.02.  Application of Trust Money.  Subject to the provisions of Section 4.03(e), all money, U.S. Government Obligations and Foreign Government Securities deposited with the Trustee pursuant to Section 8.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                                                                    ARTICLE IX

                                                          Amendments, Supplemental Indentures and Waivers

                                                                    SECTION 9.01.  Amendments and Supplemental Indentures without Consent of Holders.  The Company may amend or supplement this Indenture or the Securities of any series without notice to or consent of any Securityholder of such series:

                                (1) to cure any ambiguity, omission, defect or inconsistency; or

                                (2) to comply with Article V; or

                                (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                                (4) to effectuate or comply with the provisions of Section 2.01 or 7.08; or

                                (5) to make any change that does not materially adversely affect the rights of any Holder of any Security of that series; or

                                (6) to add or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the TIA.

The Trustee may waive compliance by the Company with any provision of this Indenture or the Securities of any series without notice to or consent of any Securityholder of such series if the waiver does not materially adversely affect the rights of any Holder of any Securities of that series.

                                                                    SECTION 9.02.  Amendments and Supplemental Indentures with Consent of Holders.  The Company may amend or supplement this Indenture or the Securities with respect to any series without notice to any Securityholder but with the written consent of the Holders of not less than a majority in principal amount of the Securities of such series affected and the Trustee shall execute any such amendment or supplement at the direction of the Company. The Holders of a majority in principal amount of the Securities of such series affected may waive compliance by the Company with any provision of this Indenture or the Securities of such series without notice to any Securityholder. However, without the consent of each Securityholder of such series affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                                (1) reduce the amount of Securities of such series whose Holders must consent to an amendment, supplement or waiver; or

                                (2) reduce the rate of or extend the time for payment of interest on any Security of such series; or

                                (3) reduce the principal of or extend the fixed maturity of any Security of such series;

                                (4) reduce the portion of the principal amount of an OID Security of such series payable upon acceleration of its maturity; or

                                (5) make any Security of such series payable in money other than that stated in such Security.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplement or amendment, but it shall be sufficient if such Act shall approve the substance thereof.

                                                                    SECTION 9.03.  Compliance with Trust Indenture Act of 1939.  Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

                                                                    SECTION 9.04.  Revocation and Effect of Consents.  A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of the Security. The Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

                After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in clauses (2), (3), (4) or (5) of Section 9.2. In that case, the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

                                                                    SECTION 9.05.  Notation on or Exchange of Securities.  If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

                                                                    SECTION 9.06.  Trustee to Sign Amendments, etc..  The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment, supplement or waiver the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture. The Company shall not sign an amendment or supplement unless authorized by an appropriate Board Resolution.

                                                                                    ARTICLE X

                                                                                     Miscellaneous

                                                                    SECTION 10.01.  Trust Indenture Act Controls.  If any provision of this Indenture limits, qualifies or conflicts with another provision that is required to be included in this Indenture by the TIA, the required provision shall control.

                                                                    SECTION 10.02.  Notices.  (a)  Any notice, communication or Act shall be in writing and delivered in person or mailed by first-class mail or sent by facsimile (with a hard copy delivered in person or by mail promptly thereafter) and addressed as follows:

                                        if to the Company:

                                        Norfolk Southern Corporation

                                        Three Commercial Place

                                        Norfolk, Virginia 23510-2191

                                        facsimile: (757) 629-2381

                                        Attention of:  Vice President and Treasurer

                                        if to the Trustee:

                                        U.S. Bank Trust National Association

                                        100 Wall St., Suite 1600

                                        New York, New York 10005

                                        facsimile: (212) 809-4993

                                        Attention of:  Pat Crowley

                        (b)        The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                        (c)        Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                        (d)        Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                                                                    SECTION 10.03.  Communication by Holders with Other Holders.  Holders may communicate pursuant to TIA § 312(b) with other Holders with respect to their rights under this Indenture or the Securities.  The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA § 312(c).

                                                                    SECTION 10.04.  Certificate and Opinion as to Conditions Precedent.  Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

                                (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                                (2) except in the case of Section 3.02 under which an opinion will not be required, an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

                                                                    SECTION 10.05.  Statements Required in Certificate or Opinion.  Each certificate with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                                (1) a statement that the individual making such certificate has read such covenant or condition;

                                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

                                (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                                (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

Each opinion with respect to compliance with a covenant or condition provided for in this Indenture shall be in form and substance reasonably satisfactory to the party requesting such opinion and the party giving such opinion.

                                                                    SECTION 10.06.  When Securities Disregarded.  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be Outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that  a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.  Also, subject to the foregoing, only Securities Outstanding at the time shall be considered in any such determination.

                                                                    SECTION 10.07.  Rules by Trustee, Paying Agent and Registrar.  The Trustee may make reasonable rules for action by or a meeting of Holders.  The Registrar and the Paying Agent or co-registrar may make reasonable rules for their functions.

                                                                    SECTION 10.08.  Governing Law; Waiver of Jury Trial.  This indenture shall be governed by, and construed in accordance with, the laws of the state of New York but without giving effect to applicable principles of conflicts of law. Each of the Company and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Securities or the transaction contemplated hereby.

                                                                    SECTION 10.09.  No Recourse Against Others.  A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.  By accepting a Security, each Holder shall waive and release all such liability.  The waiver and release shall be part of the consideration for the issue of the Securities.

                                                                    SECTION 10.10.  Successors.  All agreements of the Company in this Indenture shall bind its successors.  All agreements of the Trustee in this Indenture shall bind its successors.

                                                                    SECTION 10.11.  Multiple Originals.  The parties may sign any number of copies of this Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  One signed copy is enough to prove this Indenture.

                                                                    SECTION 10.12.  Table of Contents; Headings.  The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                                                                    SECTION 10.13.  Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

                                IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

NORFOLK SOUTHERN CORPORATION,
By /s/ Marta R. Stewart

Name: Marta R. Stewart Title: Vice President and Treasurer

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee
By /s/ Patrick J. Crowley

Name: Patrick J. Crowley Title: Vice President

Exhibit 1

[If the Note is a OID Security, insert - FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS [NOTE][DEBENTURE] IS ____% OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS __________, THE YIELD TO MATURITY IS ____%, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF _____ TO _____, IS ____% OF THE PRINCIPAL AMOUNT OF THIS SECURITY AND THE METHOD USED TO DETERMINE THE SHORT ACCRUAL PERIOD ORIGINAL ISSUE DISCOUNT IS THE __________ METHOD.]

[FORM OF U.S. $ DENOMINATED NOTE]

No.______                                                                                                          $_________

[         ]% [Floating Rate] [Zero Coupon] Note due [         ]

                                NORFOLK SOUTHERN CORPORATION, a Virginia corporation, promises to pay to [                       ], or registered assigns, the principal sum [of __________ Dollars] on [                     ].

                                Interest Payment Dates: [                        ] and [                          ]. [if applicable]

                                Record Dates: [              ] and [                ]. [if applicable]

________________________

                                Additional provisions of this Security are set forth on the other side of this Security.

                                IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                                                                                    NORFOLK SOUTHERN CORPORATION,

                                                                                                    By  ____________________________
                                                                                                          Name:
                                                                                                          Title:

TRUSTEE'S CERTIFICATE OF
       AUTHENTICATION

Dated:

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Trustee, certifies
that this is one of
the Securities referred
to in the Indenture.

By:_________________________

Authorized Signatory